Employee Benefit Plan, Fair Value and NAV	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
EBP, Investment, Fair Value and NAV [Line Items]
EBP, Investment, Fair Value and NAV [Text Block]
3. Fair Value Measurements

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure the assets or liabilities fall within different levels of the hierarchy, the classification is based on the lowest level input that is significant to the fair value measurement of the asset or liability.

Classification of assets and liabilities within the hierarchy considers the markets in which the assets and liabilities are traded and the reliability and transparency of the assumptions used to determine fair value. The hierarchy requires the use of observable market data when available. The levels of the hierarchy are defined as follows:

•Level 1 - Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities traded in active markets.
•Level 2 - Inputs to the valuation methodology include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and market-corroborated inputs.
•Level 3 - Inputs to the valuation methodology are unobservable for the asset or liability and are significant to the fair value measurement.

In accordance with ASC 820, the Plan determines fair value based on the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The Plan uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. The following section describes the valuation methodologies used by the Plan to measure assets at fair value, including an indication of the level within the fair value hierarchy in which each asset is generally classified.

Mutual funds. All of the mutual funds are registered with the Securities and Exchange Commission. These mutual funds publish their daily net asset value and transact at that price on the open market. Mutual funds are recorded at the quoted net asset values of shares held by the Plan at year end. The mutual funds held by the Plan are deemed to be actively traded and categorized as Level 1.

Markel Group common stock. Markel Group common stock is recorded at the closing price of shares held by the Plan on the New York Stock Exchange at year end. This stock is actively traded and categorized as Level 1.

There were no assets classified as Level 2 or Level 3 in the fair value hierarchy at both December 31, 2025 and 2024.

Collective investment trusts. The fair value of the collective investment trusts are determined using their net asset values, as determined by the Trustee on a daily basis, as a practical expedient to estimate fair value and are not categorized within the fair value hierarchy. The net asset values are based on the fair value of underlying investments held by the collective investment trusts. Participant redemptions are generally permitted daily with no restrictions or notice period. There were no unfunded commitments related to the investments as of both December 31, 2025 and 2024.